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                                                                Exhibit (j)(1)

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated August 17, 2001, which is incorporated by reference in this Registration Statement (Form N-1A No. 811-10089) of Fund Asset Management Master Trust.

                                             /s/ Ernst & Young LLP

MetroPark, New Jersey
October 25, 2001